SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        April 22, 2008
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          Delaware                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                        (805) 987-9000
                                             _________________________

Former Name or Former Address,
      if Changed Since Last Report:                  Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

      On April 22, 2008, CalAmp Corp. issued a press release announcing preliminary results for its fiscal 2008 fourth quarter ended March 1, 2008*. In the press release the Company also announced that it expects to record a goodwill impairment charge in the fourth quarter of approximately $5.5 million that resulted from the completion of the second phase of the impairment test. These preliminary fourth quarter results are subject to final adjustments. A copy of the press release is attached as Exhibit 99.1.

   * For clarity of presentation in the press release, the quarter-end date is shown as February 28, 2008, although under the Company's 52-53 week fiscal year method the actual quarter-end date is March 1, 2008.


Item 9.01  Financial Statements and Exhibits

    (c)  Exhibits

         99.1   Press Release on April 22, 2008




                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     April 22, 2008                   By: /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)